UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D. C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported):  December 26, 2000


                          ACCREDITED MORTGAGE LOAN TRUST 2000-1
                        Asset-Backed Notes, Series 2000-1 Trust
              (Exact name of registrant as specified in its charter)



Delaware (governing law of           333-07219           N/A
Pooling and Servicing Agreement)     (Commission        IRS EIN
(State or other                      File Number)
jurisdiction
of Incorporation)



       c/o Wells Fargo Bank Minnesota, N.A.
       11000 Broken Land Parkway
       Columbia, MD                                        21044
       (Address of principal executive offices)            (Zip Code)


       Registrant's telephone number, including area code:  (410) 884-2000


       Former name or former address, if changed since last report)



ITEM 5.  Other Events

On December 26, 2000 a distribution was made to holders of ACCREDITED MORTGAGE LOAN TRUST 2000-1 Asset-Backed Notes, Series 2000-1 Trust


ITEM 7.  Financial Statements and Exhibits

      (c) Exhibits furnished in accordance with Item 601(a) of Regulation S-K


           Exhibit Number      Description

           EX-99.1              Monthly report distributed to
                                holders of Asset-Backed Notes, Series 2000-1
                                Trust, relating to the December
                                26, 2000 distribution.



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                         ACCREDITED MORTGAGE LOAN TRUST 2000-1
                         Asset-Backed Notes, Series 2000-1 Trust

              By:   Wells Fargo Bank MN, N.A., as Indenture Trustee
              By:   /s/  Sherri Sharps, Vice President
              By:   Sherri Sharps, Vice President
              Date: 01/04/2001


                                INDEX TO EXHIBITS

Exhibit Number        Description

EX-99.1 Monthly report distributed to holders of Asset-Backed Notes, Series 2000-1 Trust relating to the December 26, 2000 distribution.